UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 27, 2008

 (DATE OF EARLIEST EVENT REPORTED: February 27, 2008

ENBRIDGE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

                On February 27, 2008, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement, filed as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of up to 4,600,000 Class A Common Units representing limited partner interests in the Partnership (including the underwriters’ over-allotment option to purchase up to 600,000 Class A Common Units) (the “Units”).

                On February 27, 2008, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, the Partnership filed with the Commission a Prospectus Supplement to its shelf registration statement on Form S-3 dated January 17, 2006 (Registration No. 333-131076) relating to the offering of the Units.  Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Current Report on Form 8-K relating to the offering of the Units are hereby incorporated by reference into such Registration Statement.

Item 7.01 Regulation FD Disclosure

The Partnership issued a press release on February 27, 2008, attached hereto as Exhibit 99.1, announcing that it has priced the offering described in Item 1.01 of this Current Report on Form 8-K at $49.00 per Unit. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securites Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: February 27, 2008	By:	/s/ MARK A. MAKI
Mark A. Maki
Vice President—Finance
(Principal Financial Officer)

Index of Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of February 27, 2007 between the Partnership and the underwriters named therein.
5.1	Opinion of Fulbright & Jaworski L.L.P.
8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.
23.1

Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2

Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

99.1	Press release of Enbridge Energy Partners, L.P. announcing the pricing of the public offering of its Class A Common Units.